Filing 497 to amend the N1-A to become effective on 1/18/99.

The following change was made to part A:

Bear 500 Fund

In the "Who Runs the Fund" section, Brian Bares was removed as a Co-Portfolio Manager. The section now reads as:

Mark A. Coffelt, CFA
Chairman of the Board of Directors
Chief Investment Officer of the Advisor
Mr. Coffelt manages the investment program of the Fund and is primarily responsible for its day-to-day management.
He is a Chartered Financial Analyst of the Association of Investment Management and Research. Prior to founding the Investment Company's advisor, First Austin Capital Management, Inc. in 1987, he was Controller of Racal-Milgo, a data communications company. He received his B.A. in economics from Occidental College and his MBA from the Wharton School at the University of Pennsylvania.

B. David Flora IV, CFA
Co-Portfolio Manager
Mr. Flora attended the University of Texas where he earned a BA in Finance. He is a Chartered Financial
Analyst of the Association of Investment Management and Research.
His previous investment experience
includes serving as Vice-President for Comerica
Securities (1994-1995), Senior Consultant and Assistant
Vice-President for Banc One Securities (1991-1994), and
Investment Executive for PaineWebber (1988-1991). Mr. Flora joined First Austin Capital management, Inc. in January 1997.

The following changes were made to part B:

1. Directors and Officers section: Ryan Barden has been removed as Secretary and replaced with Eric Barden. It now reads:

Eric D. Barden
2301 S. Capital of Texas Hwy
Building J-102
Austin, TX  78746
Secretary
Principal Occupations During Past Five Years:
Investment Adviser, Marketing Director for First Austin Capital
Management, Inc.  (1995-present)
Compliance Officer, First Austin Capital Management, Inc
(1995-1997)
Registered Representative, Choice Investments, Inc. (1995-1998)

2. Investment Adviser section: Brian T. Bares was removed as co-portfolio manager and head trader for First Austin Capital Management (FACM); Ryan Barden was removed as marketing director and compliance officer for FACM, and Secretary of the Texas Capital Value Funds. The section now reads:

INVESTMENT ADVISOR
First Austin Capital Management is controlled by Mark A. Coffelt and his wife, Jane Coffelt through a partnership which owns 100% of the outstanding shares of First Austin Capital Management. Mark A. Coffelt is the President of
Texas Capital Value Funds, Inc., Chief Investment
Officer of the Funds, as well as President and Chief Investment Officer of First Austin Capital Management, Inc. Eric Barden is a Portfolio Manager and Institutional Marketing Director of the Texas Capital Value Funds and an Investment Advisor for First Austin Capital Management. B. David Flora is a Portfolio Manager and Institutional Marketing Director of the Texas Capital Value Funds and an Investment
Advisor for First Austin Capital Management.

3. Brokerage Section: A section entitled affiliated brokerage was inserted that describes the policies and procedures surrounding the trading of the Fund through a broker in which FACM has a 5% interest. The section now reads:


BROKERAGE

Affiliated Brokerage
FACM owns a five percent (5%) equity interest in Samuels, Chase & Co., Inc. ("Samuels Chase") a registered broker-dealer and a member of the NASD. FACM intends to use its best efforts to effect client transactions through Samuels Chase or its clearing broker, The Pershing Division of Donaldson, Lufkin
& Jenrette, to the extent that FACM can obtain best execution in such manner and it is otherwise consistent with applicable law and the Advisor's fiduciary duties to do so. Any such trades will be effected pursuant to procedures adopted by the board of directors pursuant to Rule 17e-1 under Section 17(e)(2) of the 1940 Act, which require that the commission charged on transactions with an affiliated broker-dealer must be reasonable and fair compared to those charged to unaffiliated broker-dealers with respect to comparable transactions.

Soft-Dollars
The Fund requires all brokers who effect securities transactions to give prompt execution at favorable prices. Some brokers provide research and trade execution services to the Fund for commission rates that are higher than the lowest available rates (soft dollars). We will only use brokers that charge rates that are reasonable and commensurate with the services they provide. We will only effect securities transactions at higher than the lowest available rates if the benefits provided by the broker assist us directly in the investment decision making process and the commission rates are reasonable. You should be aware that brokerage is the property of the client, and it is our responsibility to trade solely for the benefit of the clients of First Austin and not for the benefit of the Advisor itself. Some Fund transactions that provide research and trading services benefits some or all of the Advisor's clients. And conversely, research and execution services provided through trading the Advisor's other accounts may benefit the Fund's shareholders. In our opinion, it is impossible to separately determine the benefits from research services for each advisory account. Subject to the supervision of the Directors, decisions to buy and sell securities for the Funds and negotiation of its brokerage commission rates are made by the investment advisor. Transactions on United States stock exchanges involve the payment by the Funds of negotiated brokerage commissions. There is generally no stated commission in the case of securities traded in the over-the-counter market but the price paid by the Funds usually includes an undisclosed dealer commission or mark-up.
In certain instances, the Funds may make purchases of underwritten issues at prices which include underwriting fees.

In selecting a broker to execute each particular transaction, the investment advisor will take the following into consideration:

The best net price available;

The reliability, integrity and financial condition of the broker;

The size of and difficulty in executing the order;

The value of the expected contribution of the broker to the investment performance of the Funds on a continuing basis as well as the expected contribution of the broker in selling shares of the Funds.

Accordingly, the cost of the brokerage commissions to the Funds in any transaction may be greater than that available from other brokers if the difference is reasonably justified by other aspects of the portfolio execution services offered. For example, the investment advisor will consider the research and execution services provided by brokers or dealers who effect or are parties to portfolio transactions of the Funds or the investment advisor's other clients.
Such research and investment services include statistical and economic data and research reports on particular companies and industries as well as research and execution systems and software. Subject to such policies and procedures as the Directors may determine, the investment advisor shall not be deemed to have acted unlawfully or to have breached any duty solely by reason of its having caused the Funds to pay a broker that provides research services to the investment advisor an amount of commission for effecting a portfolio investment transaction in excess of the amount another broker would have charged for effecting that transaction, if the investment advisor determines in good faith that such amount of commission was reasonable in relation to the value of the research services provided by such broker viewed in terms of either that particular transaction or the investment advisor's ongoing responsibilities with respect to the Funds. Research and investment information and execution services provided by these and other brokers at no cost to the investment advisor is available for the benefit of other accounts advised by the investment advisor and its affiliates, and not all of the information will be used in connection with the Funds. While this information may be useful in varying degrees and may tend to reduce the investment advisor's expenses, it is not possible to estimate its value and, in the opinion of the investment advisor, it does not reduce the investment advisor's expenses in a determinable amount. The extent to which the investment advisor makes use of statistical, research and other services furnished by brokers is considered by the investment advisor in the allocation of brokerage business but there is no formula by which such business is allocated. The investment advisor does so in accordance with its judgment of the best interests of the Fund and its shareholders.

For the end of the fiscal year (9/30/99), the Fund paid Choice Investments, the Distributor of the Fund during that period, $7,740 in brokerage commissions for securities bought and sold by the Fund. These commissions comprise 1.31% of the aggregate bro-kerage commissions paid by the Fund over this period. These commis-sions purchased 0.89% of the aggregate dollar amount of transactions involving the payment of commissions by the Fund.



Submitted January 17th, 1999

/s/ Eric Barden

Eric Barden
Secretary